Exhibit 4.1

                             [UPG GRAPHIC OMITTED]
                             LET US POWER YOU.(TM)

[Graphic Omitted]        UNIVERSAL POWER GROUP, INC.           [Graphic Omitted]

               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS
              AUTHORIZED: 50,000,000 COMMON SHARES, $.01 PAR VALUE

THIS CERTIFIES THAT                                            SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                             -------------------
IS THE OWNER OF                                                CUSIP 913788105
                                                             -------------------

           FULLY PAID AND NON-ASSESSABLE COMMON SHARE, $.01 PAR VALUE
                          UNIVERSAL POWER GROUP, INC.

TRANSFERABLE ON THE BOOKS OF THIS CORPORATION IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE DULY ENDORSED OR ASSIGNED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE LAWS OF THE STATE OF TEXAS, AND TO THE ARTICLES OF INCORPORATION AND BYLAWS OF THE CORPORATION, AS NOW OR HEREAFTER AMENDED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT.

     IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE FACSIMILE SEAL OF THE CORPORATION.

DATED:




                          [UNIVERSAL POWER GROUP, INC.
/s/ [ILLEGIBLE]                  CORPORATE SEAL         /s/ [ILLEGIBLE]
------------------------             TEXAS              ------------------------
        PRESIDENT                   OMITTED]                    SECRETARY


COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209

By:
   -----------------------------------------------------------
        Transfer Agent and Registrar Authorized Officer

                          UNIVERSAL POWER GROUP, INC.
                         CORPORATE STOCK TRANSFER, INC.
                           TRANSFER FEE: AS REQUIRED



--------------------------------------------------------------------------------
   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM   -- as tenants in common       UNIF GIFT MIN ACT - ............ Custodian for...........
                                                              (Cust.)                      (Minor)
   TEN ENT   -- as tenants by the entireties       under Uniform Gifts to Minors

   JT TEN    -- as joint tenants with right of     Act of ..........................................
                survivorship and not as tenants                         (State)
                in common

     ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.



   For value received ............................... assign and transfer unto


                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

                    ----------------------------------------

                    ----------------------------------------
                PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE


    .......................................................................

    .......................................................................

    .......................................................................

    .................................................................Shares

     of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

    .......................................................................

    .......................................................................
    Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

    Dated  ............................20 .............





SIGNATURE GUARANTEED:                     X
                                           -------------------------------------
                                          X
                                           -------------------------------------



THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.